SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 23, 2003






                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                            000-050469                     59-3764931
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(State of other jurisdiction of   (Commission file number)        (IRS Employer
incorporation or organization                               Identification No.)


1 JASPER  STREET, PATERSON, NEW JERSEY                               07522
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(Address of principal executive offices)                             (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)








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Item  5.          Other Events

Effective December 12, 2003, the Company accepted the resignation of its chief financial officer, John Armas, and appointed Jim Green, the Company's president and chief operational officer to the post of acting chief financial officer until such time as a permanent replacement is retained.


On December 23, 2003, the Company announced the refinancing of its credit facilities and the restructuring of its consolidated new balance sheet with the completion of $1.75 million in new financing, the conversion of about $4.5 million in debt and other liabilities into various forms of equity, and the conversion of about $1.5 million in short-term debt into long-term debt. A copy of the press release is attached as Exhibit 99.1.


Item   7.                  Financial Statements and Exhibits.

         (c) The following exhibit is filed herewith:

Exhibit 99.1      Press Release Dated December 23, 2003.













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Veridium Corporation


Dated:  December 23, 2003     BY:  /s/ Kevin E. Kreisler
                                   --------------------------
                                   Kevin E. Kreisler
                                   Chairman of the Board and
                                   Chief Executive Officer (Principal Officer)



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                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION



Exhibit  99.1                       Press Release Dated December 23, 2003.